Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Artivion, Inc. (the “Company”) on Form 10-K for the year ending December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of James Patrick Mackin, the Chairman, President, and Chief Executive Officer of the Company, and Lance Berry, the Executive Vice President, and Chief Financial Officer of the Company, hereby certifies, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. PATRICK MACKIN	/s/ LANCE A. BERRY
J. PATRICK MACKIN	LANCE A. BERRY
Chairman, President, and	Executive Vice President, and
Chief Executive Officer	Chief Financial Officer
February 23, 2024	February 23, 2024